SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12


                                 FX Energy, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       n/a
     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________
      2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________
      4) Proposed maximum aggregate value of transaction:
         _______________________________________________________________________
      5) Total fee paid:
         _______________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1) Amount Previously Paid:________________________________________________
      2) Form, Schedule or Registration Statement No.:__________________________
      3) Filing Party:__________________________________________________________
      4) Date Filed:____________________________________________________________

                                                                 FX ENERGY, INC.
                                                       3006 Highland Drive, #206
                                                  Salt Lake City, Utah 84106 USA
                                                       Telephone: (801) 486-5555
                                                       Facsimile: (801) 486-5575



May 14, 2006



Dear FX Energy Stockholder:

         Our Proxy Statement for the 2006 Annual Stockholders' Meeting of FX Energy, Inc. and our 2005 Annual Report are enclosed. At this meeting, we will seek your support for the election of directors and the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2006.

         These are important considerations for all stockholders. Therefore, the Board of Directors urges you to review each of these proposals carefully. The enclosed proxy statement discusses the intended benefits as well as possible disadvantages of these proposals.

         Your Board of Directors believes that the adoption of each of the proposals is in the best interests of all stockholders.

Sincerely,

FX ENERGY, INC.


David N. Pierce
President

                                 FX ENERGY, INC.
                         3006 HIGHLAND DRIVE, SUITE 206
                           SALT LAKE CITY, UTAH 84106

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 14, 2006

To the Stockholders of FX Energy, Inc.:

         The 2006 Annual Stockholders' Meeting (the "Annual Meeting") of FX Energy, Inc. (the "Company") will be held June 14, 2006, in the Sawtooth Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah. The Annual Meeting will convene at 10:00 a.m., local time, to consider and take action on the following proposals:

         (1) to elect two directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

         (2) to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2006;

         (3) to transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         Only owners of record of the Company's common stock outstanding as of the close of business April 30, 2006 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

         Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented at the meeting to constitute a quorum for conducting business.

         The attendance at and/or vote of each stockholder at the Annual Meeting is important, and each stockholder is encouraged to attend.

                                           FX ENERGY, INC.
                                           By Order of the Board of Directors


                                           Scott J. Duncan, Secretary
Salt Lake City, Utah
May 14, 2006

                                    IMPORTANT
Regardless of whether you plan to attend the meeting in person, please fill in, sign, date and return the enclosed proxy promptly in the self-addressed, stamped envelope provided. No postage is required if mailed in the United
     States. If you prefer, you may send the Company your proxy by facsimile transmission at 1-801-486-5575.

                                SPECIAL REQUEST
    If your shares are held in the name of a brokerage firm, nominee or other institution, only it can vote your shares. Please contact promptly the person responsible for your account and give instructions for your shares to be voted.

                                 FX ENERGY, INC.
                         3006 HIGHLAND DRIVE, SUITE 206
                           SALT LAKE CITY, UTAH 84106


                                 PROXY STATEMENT

INTRODUCTION

         This proxy statement is furnished in connection with the solicitation of proxies, on behalf of FX Energy, Inc., to be voted at the Annual Meeting to be held in the Sawtooth Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah, on June 14, 2006, at 10:00 a.m., local time, or at any adjournment thereof. The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, the proxy will be voted as follows at the Annual Meeting:

         (1) FOR the election of two nominees of the Company set forth herein as directors of the Company to serve as directors until the expiration of their respective terms and until their successors are elected and qualified;

         (2) TO ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2006;

         (3) IN accordance with the best judgment of the persons acting as proxies on other matters presented for a vote.

         The enclosed proxy, even though executed and returned to the Company, may be revoked at any time before it is voted, either by giving a written notice, mailed or delivered to the Secretary of the Company or sent by facsimile transmission to 1-801-486-5575, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting. If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the Company's recommendations as set forth above.

         The entire expense of this proxy solicitation will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, by telephone or in person. This proxy statement and form of proxy were first mailed to stockholders on or about May 14, 2006.

         Only holders of the Company's 35,097,279 shares of common stock, par value $0.001, outstanding as of the close of business on April 30, 2006 (the "Record Date"), will be entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote. Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

         All properly executed and returned proxies as well as shares represented in person at the meeting will be counted for purposes of determining if a quorum is present, whether the proxies are instructed to abstain from voting or consist of broker nonvotes. Under Nevada corporate law and the Company's Articles of Incorporation and Bylaws, the election of directors requires the vote of a plurality of the shares present at the Annual Meeting. Abstentions and broker nonvotes will not be counted for the election of directors. Routine matters are considered approved by the stockholders if the number of votes cast in favor of the action exceeds the number of shares cast in opposition to the action. Therefore, abstentions and broker nonvotes are not counted and will have the same legal effect as a vote in favor of matters other than the election of directors.

         Officers and directors holding an aggregate of 811,965 shares of common stock, or approximately 2.3% of the outstanding shares, have indicated their intent to vote in favor of all proposals.

         The Company's policy is that each member of the Board of Directors is encouraged, but not required, to attend the Annual Meeting. None of the Company's directors attended the Company's 2005 Annual Meeting.

CORPORATE GOVERNANCE

     Executive Officers, Directors

         The following sets forth the name, age, term of directorship, and principal business experience of each executive officer and director of the Company.

                                         Year
                                 ---------------------
                                 Director    Term                    Business Experience During Past
            Name            Age    Since    Expires                  Five Years and Other Information
  ------------------------ ----- --------- ---------- ---------------------------------------------------------------
  Directors

  David N. Pierce           60      1992      2008    President and a director of the Company  since 1992,  Chairman from 1992  through  2003.  For more than three  years prior to
                                                      1992,   Vice-President   and  a  director  of  the   Company's
                                                      predecessor,  Frontier  Exploration  Company,  co-founded with his brother,  Andrew W.  Pierce,  in January  1989,  which was acquired by the  Company in 1992.  Executive  capacities  with privately  held oil and gas companies  since 1979. An attorney with more than 30 years of  experience  in natural  resources,
                                                      securities  and   international   business  law.  Graduate  of
                                                      Princeton University and Stanford University Law School.

  Thomas B. Lovejoy         70      1995      2007    Chairman of the Board of  Directors  since  October 27,  2003,
                                                      Chief Financial  Officer since 1999,  Vice-Chairman  from 1995 through  2003,  and a  consultant  to the Company from 1995 to
                                                      1999.   Between   1992  and  1999,   principal   of  Lovejoy &
                                                      Associates,  Inc.,  Greenwich,   Connecticut,  which  provided
                                                      financial  strategic  advice  respecting  private  placements, mergers and  acquisitions.  From 1989 through  1992,  managing director  and head of  natural  resource,  utility  and mining groups of Prudential  Securities,  Inc.,  New York City.  From
                                                      1980 through  1988,  managing  director and head of the energy and natural  resources  group of Paine Webber,  Inc. From 1993 to  2001,  director  of  Scaltech,  Inc.,  Houston,  Texas,  a
                                                      processor  of  petroleum  refinery  oil  waste.   Graduate  of
                                                      Massachusetts  Institute of  Technology  and Harvard  Business
                                                      School.

  Jerzy B. Maciolek         56      1995      2006    Vice-President of International  Exploration and a director of
                                                      the  Company  since  1995.   Employed  by  the  Company  since
                                                      September  1995.  Instrumental  in the  Company's  exploration efforts in Poland.  Prior to becoming the Company's  employee,
                                                      a  private   consultant   for  over  five   years,   including
                                                      consulting  on  exploration  projects  in the  western  United
                                                      States,  the  hydrocarbon  potential of Poland and Kazakhstan, and developing applied integrated geophysical  interpretations over gold mines in Nevada,  California  and  Mexico.  Graduate of the Mining and Metallurgy Academy in Krakow, Poland.

                                       2

                                         Year
                                 ---------------------
                                 Director    Term                    Business Experience During Past
            Name            Age    Since    Expires                  Five Years and Other Information
  ------------------------ ----- --------- ---------- ---------------------------------------------------------------
  David L. Worrell          60      2003      2007    Director of the Company  since 2003.  Founder and President of
                                                      David Worrell Associates,  a commercial real estate consulting
                                                      and   development   firm  with  emphasis  on  the  hospitality
                                                      industry,   from  1990  through  1997  and  1999  through  the
                                                      present.    Served   in   1998   as   Senior   Vice-President,
                                                      Development,  for  Homestead  Village,  Inc., a New York Stock
                                                      Exchange  listed,  lodging  company.  From 1993 through  1997, served as Chief Executive  Officer,  and from 1998 through the present,  as Chairman of Subway  Russia  Franchising  Company,
                                                      exclusive  master  franchisee  of  the  Subway  Sandwich  Shop
                                                      restaurant   concept  in  Russia;   from  1981  through  1990,
                                                      Managing Director,  Vice-President and Director of Development
                                                      for  MAT   Associates,   a  national  real  estate   developer
                                                      specializing  in hotel  and  related  commercial  development.
                                                      Prior  to  1981,  practicing  attorney  in the  areas  of real
                                                      estate   acquisition   and   development   and   international
                                                      transactions.   Graduate  of  Stanford   Graduate   School  of
                                                      Business,  Stanford Law School,  and Cornell  University.  Mr.
                                                      Worrell  is  a  member  of  the   Company's   Nomination   and
                                                      Governance Committee and its Audit Committee,  and is Chairman
                                                      of the Company's Compensation Committee.

  Arnold S. Grundvig, Jr.   57      2003      2007    Director  of the  Company  since  2003.  President  and  Chief
                                                      Financial  Officer of  A-Systems  Corporation,  a developer of accounting  software,  since 1993.  From 1990 to 1992,  served as Controller for Weider Health & Fitness,  a sports nutrition
                                                      company,   and  Schiff   Vitamin,   a  nutrition   enhancement
                                                      company.  From  1985 to 1989,  served as a  Financial  Analyst for Petro Source  Corporation,  a crude oil trading firm. From
                                                      1983 to 1985, worked as an independent  turn-around consultant on  several  projects.  From  1977 to 1983,  worked  for First
                                                      Interstate  Bank (now  Wells  Fargo  Bank) as  Manager  of the
                                                      Credit  Department  and as a  Commercial  Loan  officer.  From
                                                      1971  to  1977,  served  as a  Financial  Analyst  for  Dun  &
                                                      Bradstreet,   Inc.,  a  commercial   credit   rating   bureau.
                                                      Graduate of Phoenix  University  (MBA) and the  University  of
                                                      Utah.  Mr.   Grundvig  is  Chairman  of  the  Company's  Audit
                                                      Committee  and  a  member  of  the  Company's  Nomination  and
                                                      Governance Committee and its Compensation Committee.

  Richard Hardman CBE       70      2003      2006    Exploration  Advisor since  February  2003 and director  since
                                                      October 27, 2003.  From January  2002  through  January  2003,
                                                      Advisor  on  Exploration  to the Chief  Executive  Officer  of
                                                      Enterprise  Oil and worked in an advisory  capacity to Neptune
                                                      Oil  and  Gas.  Between  1983  and  January  2002,  served  in various  executive  capacities with Amerada Hess, a worldwide, integrated  oil  and gas  firm.  Vice-President  of  Worldwide
                                                      Exploration  based in London between May 1998 and May 2001 and
                                                      Exploration  Advisor  thereafter  until January  2002.  Over a career  spanning  more  than 40  years,  worked in oil and gas exploration as a geologist in Libya, Kuwait, Colombia,  Norway

                                       3

                                         Year
                                 ---------------------
                                 Director    Term                    Business Experience During Past
            Name            Age    Since    Expires                  Five Years and Other Information
  ------------------------ ----- --------- ---------- ---------------------------------------------------------------
                                                      and the  North  Sea.  Chairman  of the  Petroleum  Society  of
                                                      Great Britain,  President of the Geological Society of London,
                                                      as  the  European  member  of  the  Advisory  Counsel  of  the
                                                      American  Association of Petroleum  Geologists,  and currently
                                                      Chairman  of  APPEX,  a  farmout  fair  organization  based in
                                                      London.  Commander  of the British  Empire in New Year Honours
                                                      List of 1998 for  services to the oil  industry.  Mr.  Hardman is  a  member  of  the  Company's  Nomination  and  Governance
                                                      Committee and its Compensation Committee.

  Dennis B. Goldstein       60      2003      2008    Mr.  Goldstein has been a director since October 27, 2003, and was appointed  Lead Director  November 10, 2003. He previously served  as a member  of the  Board of  Directors  from 1999 to
                                                      2002,  and was a member of the Audit  Committee of the Company prior to his  resignation.  Since March of 2002, Mr. Goldstein has been  practicing  natural  resources law in San Francisco,
                                                      California.  From 1976 until March of 2002, Mr.  Goldstein was with  Homestake  Mining  Company,  a New York  Stock  Exchange
                                                      listed,   international   gold   mining   company  in  various
                                                      capacities.  When  Homestake  was  purchased  by Barrick  Gold
                                                      Corporation  in  2002,  he was  Vice-President  and  Corporate
                                                      Counsel.  Mr.  Goldstein  is a  graduate  of Brown  University
                                                      ('67),  Stanford University Law School ('71) and the Executive
                                                      Program of the  Stanford  Graduate  School of Business  ('87).
                                                      He  is a  member  of  the  California  and  the  American  Bar
                                                      Associations.  Mr.  Goldstein  is  Chairman  of the  Company's
                                                      Nomination  and  Governance  Committee  and is a member of its
                                                      Audit Committee and its Compensation Committee.

  Executive Officers

  Andrew W. Pierce          58       --        --     Vice-President  and Chief  Operating  Officer  of the  Company
                                                      since 1992,  director  from 1992  through his  resignation  in
                                                      2003.  For more than three years prior to 1992,  President and a director of the Company's predecessor,  Frontier Exploration
                                                      Company,  co-founded  with his brother,  David N.  Pierce,  in
                                                      January  1989,  which was  acquired  by the  Company  in 1992.
                                                      More than 25 years of experience  in oil and gas  exploration, drilling,  production  and leasing  experience,  with  primary
                                                      management   and  line   responsibility   for   drilling   and
                                                      completion activities in the western United States.

  Scott J. Duncan           57       --        --     Vice-President   Investor   Relations  and  Secretary  of  the
                                                      Company,  director  from 1993  through  2004,  when he did not stand for  reelection.  Financial  consultant  to the  Company from its  inception  through  April  1993,  when he became the
                                                      Company's  Treasurer.  Prior to becoming a consultant with the
                                                      Company,   an  executive   and   director  of  several   small
                                                      businesses  in Salt Lake City.  Graduate of the  University of
                                                      Utah School of Business.

                                       4

                                         Year
                                 ---------------------
                                 Director    Term                    Business Experience During Past
            Name            Age    Since    Expires                  Five Years and Other Information
  ------------------------ ----- --------- ---------- ---------------------------------------------------------------
  Clay Newton               49       --        --     Vice-President  of  Finance,  Treasurer  and Chief  Accounting
                                                      Officer  since 2003 and a director from  2002-2003.  Worldwide
                                                      Controller  for  LANDesk  Software,  Inc.  from  2002-2003,  a private  technology  company with  operations  and entities in
                                                      eight   countries.   Director   of   Corporate   Finance   and
                                                      Administration   for  Talk2   Technology,   Inc.,   a  private
                                                      technology  company,   from  2000  to  2002.  Chief  Financial
                                                      Officer  and  Corporate  Secretary  for Equity  Oil,  Inc.,  a
                                                      publicly-traded  international oil and gas company,  from 1986 to  2000.  Graduate,  University  of  Utah.  Certified  Public
                                                      Accountant, Certified Equity Professional.

         The Board of Directors has determined that Dennis B. Goldstein, Arnold
S. Grundvig, Jr., Richard Hardman, and David L. Worrell are "independent directors" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers.

     Board of Directors' Meetings and Committees

         Board of Directors

         The Board of Directors held four meetings during 2005 and one meeting to date in 2006. The directors also discussed the Company's business and affairs informally on numerous occasions throughout the year and took several actions through unanimous written consents in lieu of meetings.

         Audit Committee

         The Company's Audit Committee Charter was included as an appendix to the proxy statement for our 2004 annual meeting of stockholders and is available on the Company's website, www.fxenergy.com. The Audit Committee of the Board of Directors is currently composed of three independent directors: Arnold S. Grundvig, Jr., its Chairman, whom the Board of Directors has determined to be an audit committee financial expert, and David L. Worrell and Dennis B. Goldstein, each of whom the Board of Directors has determined to be independent, all as required by Rule 10A-3(b)(1) adopted pursuant to the Securities Exchange Act of 1934.

         The Audit Committee selects the Company's independent auditors, approves the scope of audit and related fees, and reviews financial reports, audit results, internal accounting procedures, related-party transactions, when appropriate, and programs to comply with applicable requirements relating to financial accountability. The Audit Committee's responsibilities also include the development of policies and procedures for compliance by the Company and its officers and directors with applicable laws and regulations. The Audit Committee met nine times during 2005 and has met two times to date in 2006, including meetings in early 2006 to review the results of the audit of the Company's 2005 financial statements by its independent accountants and other related matters, as reported below.

         Compensation Committee

         The Company's Compensation Committee Charter is available on the Company's website, www.fxenergy.com. The Compensation Committee is responsible for reviewing performance of senior management, recommending compensation, and developing compensation strategies and alternatives throughout the Company. The Compensation Committee met six times during 2005 and has met once to date during 2006, in addition to several informal telephone meetings throughout 2005. The Compensation Committee of the Board of Directors is composed of four independent directors: David L. Worrell, its Chairman, Richard Hardman, Dennis B. Goldstein and Arnold S. Grundvig, Jr.

         Nomination and Governance Committee

         The Company's Nomination and Governance Committee Charter is available on the Company's website, www.fxenergy.com. The Nomination and Governance Committee is responsible for recommendations to the Board of Directors respecting corporate governance principles; prospective nominees for director; Board member performance and composition; function, composition and performance of Board committees; succession planning; director and officer liability insurance coverage; and directors' responsibilities. The Nomination and Governance Committee met four times during 2005 and has met once to date during 2006. The Nomination and Governance Committee of the Board of Directors is composed of four independent directors: Dennis B. Goldstein, its Chairman, Richard Hardman, David L. Worrell and Arnold S. Grundvig, Jr.

         When considering candidates for directors, the Nomination and Governance Committee takes into account a number of factors, including the individual's reputation for judgment, skill, integrity and other relevant qualities; whether the candidate has relevant business experience; whether the candidate has achieved a high level of professional accomplishment; independence from management under both Nasdaq and Securities and Exchange Commission definitions; existing commitments to other businesses; potential conflicts of interest with other pursuits; corporate governance background and experience; financial and accounting background that would permit the candidate to serve effectively on the Audit Committee; and the size, composition, and experience of the existing Board of Directors.

         The committee will also consider candidates for directors suggested by stockholders using the same considerations. Stockholders wishing to suggest a candidate for director should write to Scott J. Duncan and include a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee; the name of and contact information for the candidate; a statement that the candidate is willing to be considered and would serve as a director if elected; a statement of the candidate's business and educational experience, preferably in the form of a resume or curriculum vitae; information regarding each of the factors identified above, other than facts regarding the existing Board of Directors, that would enable the committee to evaluate the candidate; a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company; and detailed information about any relationship or understanding between the stockholder and the proposed candidate.

         Before nominating a sitting director for reelection at an annual meeting, the committee considers the director's performance on the Board of Directors and attendance at Board of Directors' meetings, and whether the director's reelection would be consistent with the Company's governance guidelines and ability to meet all applicable corporate governance requirements.

         When seeking candidates for director, the committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of the candidates, the committee will interview that candidate if it believes the candidate might be suitable for a position on the Board of Directors. The committee may also ask the candidate to meet with management. If the committee believes the candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board of Directors that candidate's nomination.

         Rights Redemption Committee

         In connection with the adoption of a stockholder Rights Agreement, the Board of Directors formed a Rights Redemption Committee during 1997 to perform certain functions in accordance with such plan. The Rights Redemption Committee, which shall be appointed by the Board of Directors as necessary, must consist of at least three continuing directors, a majority of whom may not be Company employees. The Rights Redemption Committee did not meet during 2005.

     Policy on Stockholder Communications with Directors

         Company stockholders that want to communicate with the Board, any of its committees, or with any individual director can write to the Company at 3006 Highland Drive, Suite 206, Salt Lake City, Utah 84106. Such letter should indicate that it is from a Company stockholder. Depending upon the subject matter, management will:

         o forward the communication to the director, directors or committee to whom it is addressed;

         o attempt to handle the inquiry directly if it is a request for information about the Company or other matter appropriately dealt with by management; or

         o not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

         At each Board of Directors' meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the directors and make those communications available to the directors on request.

     Code of Ethics

         The Company has adopted a Code of Ethics that applies to all of its employees, including its principal executive officer, principal financial officer, and its principal accounting officer. The Code of Ethics is available on the Company's website, www.fxenergy.com.

     Corporate Governance Guidelines

         The Company has adopted Corporate Governance Guidelines to assist its directors in promoting the best interests of the stockholders in terms of corporate governance, fiduciary responsibilities, compliance with applicable law and regulations, and maintenance of accounting, financial or other controls. The Corporate Governance Guidelines are available on the Company's website, www.fxenergy.com.

     Stockholder Proposals

         No proposals have been submitted by the Company's stockholders for consideration at the Annual Meeting. It is anticipated that the next annual meeting of stockholders will be held during June 2007. Stockholders may present proposals for inclusion in the proxy statement to be mailed in connection with the 2007 Annual Meeting of Stockholders of the Company, provided such proposals are received by the Company no later than January 3, 2007, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the Company's Articles of Incorporation and Bylaws.

PROPOSAL 1.       ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes, with each class as equal in number as practicable. One class is to be elected each year for a three-year term. At the Annual Meeting, two directors will be elected to serve three-year terms.

         The Board of Directors has nominated Richard Hardman and Jerzy B. Maciolek for election as directors of the Company at the Annual Meeting, each to serve for a term of three years expiring at the 2009 annual meeting and until his successor is elected and qualified. Such nominations have been approved unanimously by the Company's Nomination and Governance Committee and by the Board of Directors.

         Votes will be cast, pursuant to authority granted by the enclosed proxy when properly executed and returned to the Company, for the election of the nominees named below as directors of the Company, except as otherwise specified in the proxy. In the event a nominee shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person as may be designated by the Board of Directors. The Company's officers are elected at the annual meeting of the Board of Directors to hold office until their respective successors are elected and qualified. The information concerning the nominees and directors and their security holdings has been furnished by them to the Company. Biographical information and business experience of each person nominated and for each director whose term of office will continue after the Annual Meeting are discussed above. (See "Corporate Governance: Executive Officers, Directors.")

     Recommendation of the Board of Directors

         The Board of Directors recommends a vote "FOR" the election of the nominees Richard Hardman and Jerzy B. Maciolek as directors of the Company, to serve in such capacities until the expiration of their term at the 2009 annual meeting of stockholders and until their successors are elected and qualified.

     Vote Required

         Directors are elected by the affirmative vote of the holders of a plurality of the shares of common stock voted at the Annual Meeting. Abstentions and broker nonvotes will not be counted in the election of directors.

PROPOSAL 2.       RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF
                  PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT
                  REGISTERED PUBLIC ACCOUNTING FIRM

         The firm of PricewaterhouseCoopers LLP (PWC) has served as the Company's Independent Registered Public Accounting Firm since 1995. The Audit Committee has appointed PWC to act in that capacity for the year ended December 31, 2006.

         Although the Company is not required to submit this appointment to a vote of the stockholders, the Audit Committee believes it is appropriate as a matter of policy and a desirable corporate governance practice to request that the stockholders ratify the appointment of PWC as the Company's Independent Registered Public Accounting Firm. If the stockholders do not ratify this appointment, the Audit Committee will investigate the reasons for that nonratification and determine whether to retain PWC or appoint another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee may determine to engage a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

         It is anticipated that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

     Recommendation of the Board of Directors

         The Board of Directors recommends voting "FOR" the ratification of the appointment by the Audit Committee of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm.

PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of March 31, 2006, the name and shareholdings of each person that owns of record, or was known by the Company to own beneficially, 5% or more of the common stock currently outstanding; the name and shareholdings of each director; and the shareholdings of all executive officers and directors as a group. Unless indicated otherwise in the footnotes, each person named below has, to the best of the Company's knowledge, sole voting and investment power with respect to all shares of common stock shown as beneficially owned by each person:

                                                                                                    Percent
                                                                        Amount and Nature of           of
                              Name                                      Beneficial Ownership        Class(1)
==================================================================     =======================     ===========
Principal Stockholders:
Cascoh, Inc., Barton J. Cohen and A. Baron Cass III group(2)....            2,054,046                   5.7%

Directors:
David N. Pierce(3)..............................................              497,160                   1.4
Thomas B. Lovejoy(4)............................................              776,838                   2.2
Jerzy B. Maciolek(5)............................................              252,806                   0.7

                                       8

                                                                                                    Percent
                                                                        Amount and Nature of           of
                              Name                                      Beneficial Ownership        Class(1)
==================================================================     =======================     ===========
David L. Worrell(6).............................................               56,000                   0.2
Arnold S. Grundvig, Jr.(7)......................................               14,000                  --
Dennis B. Goldstein(8)..........................................               64,000                   0.2
Richard B. Hardman(9)...........................................               55,000                  --

All executive officers and directors as a group
  (9 persons)(10)...............................................            2,498,799                   6.8%
----------------------

(1) Calculations of total percentages of ownership outstanding for each person or group assume the exercise of derivative securities that are exercisable within 60 days of the table date by the individual or group to which the percentage relates, pursuant to Rule 13d-3(d)(1)(i).
(2) According to a Schedule 13-D dated March 29, 2006, by the Cascoh, Inc. group, 2100 McKinney Ave., Suite 155, Dallas, TX 75209. The calculation of beneficial ownership in the Schedule 13-D and in this table includes 771,352 warrants that are exercisable within 60 days of the table date and 130,000 shares subject to long-call options.
(3) The calculation of beneficial ownership includes 350,000 shares subject to outstanding options that are exercisable within 60 days of the table date, 40,000 shares held by David N. Pierce as custodian for minor children, and 24,286 shares held in Mr. Pierce's IRA accounts. Excludes 2,000 shares held by Mr. Pierce's wife, Mary Phillips, as custodian for minor children, of which Mr. Pierce disclaims beneficial ownership.
(4) The calculation of beneficial ownership includes 300,000 shares subject to outstanding options that are exercisable within 60 days of the table date, 26,000 shares held in trust for the benefit of Thomas B. Lovejoy's children, 63,472 shares held in Mr. Lovejoy's retirement accounts, 10,000 shares held by Mr. Lovejoy's spouse's IRA account, and 200,000 shares held by Lovejoy & Associates, Inc. (of which Mr. Lovejoy is sole owner).
(5) The calculation of beneficial ownership includes 243,834 shares subject to outstanding options that are exercisable within 60 days of the table date and 8,972 shares held in Mr. Maciolek's retirement account.
(6) The calculation of beneficial ownership includes 14,000 shares subject to outstanding options and warrants that are exercisable within 60 days of the table date. Includes 30,000 shares held by David L. Worrell jointly with his wife, Julianne Shedd Worrell, 7,000 shares held by Mr. Worrell's IRA, and 5,000 shares held solely by Julianne Shedd Worrell's IRA.
(7) The calculation of beneficial ownership includes 14,000 shares subject to outstanding options that are exercisable within 60 days of the table date.
(8) The calculation of beneficial ownership includes 44,000 shares subject to outstanding options that are exercisable within 60 days of the table date.
(9) The calculation of beneficial ownership includes 50,000 shares subject to outstanding options that are exercisable within 60 days of the table date.
(10) The calculation of beneficial ownership includes 1,686,834 shares subject to outstanding derivative securities that are exercisable within 60 days of the table date.

     Equity Compensation Plans

                                                                                     Number of Securities
                                                                                     Remaining Available
                                                                                     for Future Issuance
                                      Number of Securities                               under Equity
                                       To Be Issued upon       Weighted-Average       Compensation Plans
                                          Exercise of          Exercise Price of    (excluding securities
                                      Outstanding Options,   Outstanding Options,    reflected in column
                                      Warrants and Rights     Warrants and Rights            (a))
           Plan Category                      (a)                     (b)                    (c)
                                     ----------------------- ---------------------- -----------------------
Equity compensation plans
  approved by security holders.....          3,422,283                $4.73                  693,783
Equity compensation plans not
  approved by security holders.....             70,000                 4.43                       --
                                           -----------                                    ----------
      Total                                  3,492,283                 4.72                  693,783
                                           ===========                                    ==========

         Since inception, the Company has issued options pursuant to stock option and award plans that have been adopted by the Board of Directors and approved by the stockholders. As of December 31, 2005, the Company had outstanding options and restricted stock purchase rights to purchase an aggregate of 3,422,283 shares under plans that have been approved by the stockholders. In addition, from time to time, the Board of Directors has authorized the issuance of options, warrants and convertible securities under arrangements that have not been submitted to the stockholders for approval. This includes compensatory options granted to employees, consultants, officers, directors and others. As of December 31, 2005, there was an aggregate of 70,000 shares reserved for issuance under currently outstanding options, warrants and convertible securities not submitted to the stockholders for approval.

         In addition to the specific provisions noted below, all such outstanding options, warrants and convertible securities provide for antidilution adjustments to the number of shares issuable and the exercise or conversion price in the event of any stock split, stock dividend or recapitalization of the Company's common stock; restrict transfer; require the Company to reserve for issuance that number of shares issuable on exercise or conversion; require notice to the holder prior to certain extraordinary corporate events; require payment of the exercise price of options and warrants in cash plus such other type of consideration as specifically noted; are fully vested and exercisable unless otherwise indicated; and contain other similar miscellaneous items.

         The Company granted to an outside consultant options to purchase 30,000 shares at $7.375 per share in 1999. The options vest one third per year after the anniversary date of the grant and are exercisable for a period of seven years after the date of vesting. One-third of those options have been exercised by the optionee.

         The Company granted to a consultant in Poland options to purchase 25,000 shares at $4.0625 per share on October 18, 2000, and at $2.44 per share on November 12, 2001. Each option vests one third per year after the date of grant and is exercisable for a period of seven years after the date of vesting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons that own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of Forms 3, 4 and 5 and amendments thereto filed with the Securities and Exchange Commission during or respecting the last fiscal year ended December 31, 2005, no person that, at any time during the most recent fiscal year, was a director, officer, beneficial owner of more than 10% of any class of equity securities of the Company, or any other person known to be subject to Section 16 of the Exchange Act failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The written charter of the Company's Audit Committee requires that all related-party transactions, including any between the Company and its executive officers, directors and principal stockholders (i.e., stockholders owning beneficially 5% or more of the outstanding voting securities of the Company) must be approved by the Audit Committee. For this purpose, a transaction is deemed material if such transaction, alone or together with a series of similar transactions during the same fiscal year, involves an amount that exceeds $60,000. No such transactions occurred during the fiscal year ended December 31, 2005.

EXECUTIVE COMPENSATION

     Summary Compensation

         The following table sets forth, for the last three fiscal years of the Company, the annual and long-term compensation earned by, awarded to, or paid to the person who was Chief Executive Officer of the Company and each of the four other highest compensated executive officers of the Company as of the end of the last fiscal year (the "Named Executive Officers"):

                                                                             Long Term Compensation
                                                                         -------------------------------
                                           Annual Compensation                   Awards         Payouts
                                   ------------------------------------- ---------------------- --------
                                                                                     Securities
                                                               Other     Restricted  Underlying          All Other
                           Year                                Annual      Stock     Options/   LTIP      Compen-
   Name and Principal      Ended                            Compensation  Award(s)      SARs    Payouts   sation
        Position          Dec. 31  Salary ($)   Bonus ($)       ($)        ($)(3)    (no.) (1)    ($)     ($)(2)
----------------------- --------- ------------- ----------- ------------ ----------- ---------- -------- ----------
David N. Pierce            2005       $350,000   $ 105,000  $       --    $ 324,900         --  $   --     $42,000
  President                2004        250,000          --          --           --     85,000      --      41,000
  (CEO)                    2003        248,000          --          --           --     85,000      --          --

Andrew W. Pierce           2005       $250,000  $   62,500  $       --    $ 297,825         --  $   --     $42,000
  Vice-President           2004        189,000          --          --           --     75,000      --      37,800
  (COO)                    2003        189,000          --          --           --     75,000      --          --

Thomas B. Lovejoy          2005       $250,000 $    50,000  $       --    $ 259,920         --  $   --     $42,000
  Chairman                 2004        189,000          --          --           --     75,000      --      37,800
  (CFO)                    2003        186,000          --          --           --     75,000      --          --

Scott J. Duncan            2005       $250,000  $   37,500  $       --    $ 243,675         --  $   --     $42,000
   Vice-President          2004        189,000          --          --           --     75,000      --      37,800
   Investor Relations      2003        186,600          --          --           --     75,000      --          --

Jerzy B. Maciolek          2005       $250,000  $   62,500  $       --    $ 297,825         --  $   --     $42,000
  Vice-President           2004        189,000          --          --           --     75,000      --      37,800
  Exploration              2003        186,000          --          --           --     75,000      --          --

-------------------
(1)  Consists of stock options only.
(2) Includes employer contributions under the Company's 401(k) plan. No material benefits are payable on retirement under this plan, which was initiated in mid-1999.
(3) The dollar value of the restricted stock purchase rights listed in the table is calculated based on the closing price of the Company's common stock on the effective date of the grant as follows: fiscal 2005 grant--$10.83. The restricted stock purchase rights vest in three equal annual installments beginning November 21, 2006. The following table lists the number of restricted stock purchase rights held by each individual and the market value of the total holdings of the restricted stock purchase rights of the Company for the Named Executive Officers as of the end of fiscal year 2005. The value shown is based on the closing market price of $7.98 per share on December 31, 2005, as reported on NASDAQ.

                                    Number of Restricted        Market Value
      Named Executive Officer       Stock Purchase Rights      as of 12/31/05
      -------------------------- --------------------------  -------------------
      David N. Pierce                       30,000                 $239,400
      Andrew W. Pierce                      27,500                  219,450
      Thomas B. Lovejoy                     24,000                  191,520
      Scott J. Duncan                       22,500                  179,550
      Jerzy B. Maciolek                     27,500                  219,450

     Aggregate Option/SAR Exercises in Last Fiscal Year and Year-End Option/SAR Values

         The following table sets forth information respecting the exercise of options and SARs during the last completed fiscal year by the Named Executive Officers and the fiscal year-end values of unexercised options and SARs:

    (a)                        (b)          (c)                      (d)                              (e)
                                                                    Number
                                                           of Securities Underlying
                                                             Unexercised Options/              Value of Unexercised
                             Shares                             SARs at Fiscal              In-the-Money Options/SARs
                            Acquired       Value                 Year-End (#)               at Fiscal Year-End ($)(1)
                           on Exercise    Realized     --------------------------------- ---------------------------------
    Name                       (#)           ($)       Exercisable      Unexercisable    Exercisable      Unexercisable
------------------------- ------------ --------------- ---------------- ---------------- ---------------- ----------------
David N. Pierce                60,000     $  94,500         350,000         85,000        $ 1,402,368        $ 113,332
Andrew W. Pierce               50,000        84,050         300,000         75,000          1,203,000          100,000
Thomas B. Lovejoy              50,000       367,750         300,000         75,000          1,203,000          100,000
Scott J. Duncan                50,000       157,250         300,000         75,000          1,203,000          100,000
Jerzy B. Maciolek             105,500       567,395         243,834        141,666            804,415          100,000

---------------
(1) Based on the closing sales price for the common stock of $7.98 per share on December 31, 2005.

     Directors' Compensation

         The Company pays its outside directors a retainer of $20,000, pays them a per-meeting fee of $1,500 for each Board of Directors' regularly-scheduled meeting attended, issues them restricted stock purchase rights for 4,200 shares of common stock per year, and reimburses costs incurred by them in attending meetings of the Board of Directors and its committees. The chairmen of the Audit Committee, currently Arnold S. Grundvig, Jr., and of the Compensation Committee, currently David L. Worrell, each receive $5,000 additional per year. Each director is granted restricted stock purchase rights for 2,100 shares of common stock upon initial election or appointment to the Board of Directors. The Company does not pay any separate compensation to employees who serve on the Board of Directors.

         The lead director, currently Mr. Goldstein, receives twice the retainer and twice the number of restricted stock purchase rights received by the other outside directors. Mr. Hardman, who serves as the Board of Directors' Technical Advisor, was granted restricted stock purchase rights for an additional 22,050 shares of common stock for that service.

         In addition to his service as a director, Mr. Hardman has been engaged by the Company as a geologic consultant. In this capacity, he receives $57,000 per year.

     Employment Agreements, Termination of Employment, and Change in Control

         The Company has entered into Employment Agreements with each of the Named Executive Officers. The agreements provide for base salaries and participation in incentive and bonus plans at the discretion of the Company's Board of Directors, as well as participation in the Company's stock option and other employee benefit plans that are consistent with and similar to such plans provided to its employees generally. For 2006, the annual base salaries of the foregoing are $390,000 for David N. Pierce, $260,000 for Andrew W. Pierce and Jerzy Maciolek, and $250,000 for Thomas B. Lovejoy and Scott J. Duncan. The Named Executive Officers have also agreed to certain confidentiality and non-competition provisions. In the event their employment is terminated by the Company "without cause," or by the employee "for cause," they are entitled to receive an amount equal to two times the greater of (a) employee's then-current annual salary, or (b) employee's salary plus bonus compensation for the year most recently ended. The agreements also provide payment provisions in the event of the death or disability of the employee.

         The Company has also entered into separate Change in Control Compensation Agreements with the above executive officers. The agreements provide for certain severance and separation benefits in the event that the Company is involved in a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, which generally applies if (i) any person other than the Company or a current director or officer of the Company is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% of the combined voting power of the Company's then-outstanding securities; or (ii) there is a merger or consolidation of the Company in which the Company does not survive as an independent public company; or (iii) the business or businesses of the Company for which the specific executive's services are principally performed are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of the Company's assets, or otherwise. Following such change in control, in the event their employment is terminated by the Company "without cause," or by the employee "for cause," they are entitled to receive an amount equal to two times the greater of (a) employee's then-current annual salary, or
(b) employee's salary plus bonus compensation for the year most recently ended. In addition, the employee shall fully vest in and have the right to exercise all outstanding options, stock purchase awards, and other outstanding awards including shares as to which he would not otherwise be vested or exercisable.

     Options and Restricted Stock Purchase Rights Granted to Officers, Directors, Employees and Consultants

         As of December 31, 2005, the Company had outstanding options and restricted stock purchase rights to purchase an aggregate of 3,492,283 shares that had been granted to officers, directors, employees and consultants of the Company. Of such options, 1,711,683 shares contain vesting limitations contingent on continuing association with the Company. These options and restricted stock purchase rights are exercisable at prices ranging between $0.00 and $9.00 per share. Options and restricted stock purchase rights issued to executive officers and directors contain terms providing that, in the event of a change in control of the Company all unvested options will become immediately exercisable. The grants of options to officers and directors were not the result of arm's-length negotiations.

COMPENSATION COMMITTEE REPORT

     General

         Under the supervision of the Compensation Committee, the Company has developed and implemented compensation policies, plans and programs that seek to enhance the Company's ability to recruit and retain qualified executive and other personnel, including incentive bonuses and stock option and award programs that create long-term incentive for executive management and key employees by enabling them to acquire an equity stake in the Company.

         The Company's basic compensation package consists of salary, bonus, stock options and restricted stock grants, and retirement plan contributions. In developing and implementing compensation policies and procedures, the Compensation Committee's objectives are to provide rewards for the long-term value of individual contribution and performance to the Company, provide rewards that are both recurring and nonrecurring, provide for fairness and consistency, pay competitively, conduct an effective performance review process, and meet all legal requirements.

         The functions of the Compensation Committee are to:

         o outside the presence of the Chief Executive Officer, review and recommend to the Board of Directors the amount and manner of compensation of the Chief Executive Officer for final determination by the Board of Directors;

         o consult with and consider the recommendations of the Chief Executive Officer respecting the amount and manner of compensation of the other executive officers and recommend to the Board of Directors the amount and manner of compensation for such executive officers for final determination by the Board of Directors;

         o consult with the Chief Executive Officer respecting the amount and manner of compensation for other executive-level personnel;

         o counsel with the Chief Executive Officer in personnel matters and management organization;

         o support an employment environment of equal opportunity without regard to discrimination on the basis of age, race, religion, sex or national origin;

         o prepare for inclusion in the Company's proxy or information statement for its annual stockholders' meeting disclosure of the Compensation Committee's compensation policies applicable to executive officers, including the specific relationship of corporate performance to executive compensation;

         o review and recommend to the Board of Directors incentive awards under the Company's stock option and stock award plans for executive officers, directors, employees and other eligible participants; and

         o take such further action as necessary to comply with all applicable requirements of law and related regulations and the rules of any national securities exchange or national securities association on which the Company's securities are traded.

         All stock option and award plans are administered by the Board of Directors or a committee thereof. At its discretion, the Board of Directors or committee may grant stock, incentive stock options or nonqualified options to any employee, including officers. In addition to the options granted under the stock option plans, the Company may also issue nonqualified options outside the stock option plans. The granted options have terms ranging from five to seven years and vest over periods ranging from the date of grant to three years. Under terms of the stock option award plans, the Company may also issue restricted stock.

         The Compensation Committee reviews the various components of compensation from time to time during the year rather than only once annually, comparing them to those offered by similar companies when such information is available. The Compensation Committee may consider additional compensatory programs for its Chief Executive Officer, other executive officers, and other employees in an effort to broaden the range of indirect and deferred compensation and perquisites provided while attempting to mitigate adverse tax consequences. In reviewing deferred compensation alternatives, the Compensation Committee may adopt and fund benefit plans under criteria that enable the employee beneficiary to, in effect, recoup some of the benefits previously foregone because of the Company's other priorities when its financial resources were more limited.

     2005 Compensation Review for Executives and Employees other than the Chief Executive Officer

         In late 2005, the Compensation Committee conducted a compensation review with respect to executive officers (other than the Chief Executive Officer whose salary is addressed in the following section) by reference to a review of compensation at similar companies taking into consideration such factors adjusted as the Compensation Committee deemed appropriate for variations in geographic location, size, market capitalization, emphasis on exploration as compared to the level of production and reserves, and profitability. Because of the foregoing factors, the group of firms reviewed by the Compensation Committee for this purpose did not include all of the firms included in the significantly larger peer group whose stock performance is reflected in the Performance Graph
- Comparison of Five-Year Cumulative Total Returns included within this document.

         In reviewing the performance of the Company and its executives, the Compensation Committee considered the extent to which the Company and its executives had accomplished objectives for the Company developed by discussion between the Compensation Committee and management, the extent to which the Company's successes and failures in meeting objectives was or was not reasonably within the control or responsibility of the Company's management, and the recommendations of management. The Compensation Committee recommended to the Board of Directors that salary levels be set for the year 2006 at levels recommended by the Compensation Committee. Acting on the recommendations of the Compensation Committee, the Board of Directors approved the recommendation.

     2005 Chief Executive Officer Compensation Review

         In late 2005, the Compensation Committee recommended to the Board of Directors that the 2006 salary level for the Chief Executive Officer be adjusted on the same basis as applied to other executives, except that objectives against which performance was measured also included the performance of the Company's stock price during 2005, continuing the development of the Company's relationships with the government of Poland and the Company's strategic partners, the Company's progress toward discovering, developing and marketing gas reserves in Poland, acquiring additional oil and gas assets in Poland, and expanding the Company's strategic alliances and industry position generally. Efforts to obtain additional funding, conceiving and implementing programs to achieve growth, maintaining compliance with regulatory requirements, and achieving within the stockholder and the broader business community a high regard for the integrity of the Company and its management were also considered, without any specific weight assigned to any specific factors. The Compensation Committee also weighed accomplishments and progress against various delays and impediments encountered and considered the degree to which material events and factors were or were not within the control of the Chief Executive Officer. Due to the nature of the Company's business, the Compensation Committee did not establish objective criteria in the determination of compensation for the Chief Executive Officer, but applied the subjective criteria discussed above. The Board of Directors adopted the Compensation Committee's recommendations.

     Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee is a present or former officer of the Company or any subsidiary. There are no other interlocks. No member of the Compensation Committee, his family, or his affiliate was a party to any material transactions with the Company or any subsidiary since the beginning of the last completed fiscal year. No executive officer of the Company serves as an executive officer, director or member of a Compensation Committee of any other entity, an executive officer or director of which is a member of the Company's Compensation Committee.

         The foregoing report has been furnished by:  David L. Worrell, Chairman
                                                      Dennis B. Goldstein
                                                      Arnold S. Grundvig, Jr.
                                                      Richard Hardman

FIVE-YEAR PERFORMANCE COMPARISON GRAPH

         The following graph provides an indicator of cumulative total stockholder returns for the Company as compared with the total returns index for the Nasdaq Stock Market (U.S. companies) and an industry peer group for the past five years. The industry peer group selected by the Company is comprised of companies in the United States whose stock is traded on Nasdaq and which are included in Standard Industrial Code 1311, or SIC 1311, entitled "Crude Petroleum and Natural Gas." The industry peer group comprised of firms in SIC 1311 is different than the group of firms the Compensation Committee used for comparison purposes in determining executive compensation. The Compensation Committee selected firms from SIC 1311 that were similar to the Company in terms of geographic location and size, with emphasis on exploration as compared to the level of production and reserves, and profitability. For purposes of comparing five-year cumulative total stockholder returns, the Company believes that it is appropriate to provide five-year cumulative total stockholder returns data for the industry peer group based on a broader industrial classification code group involving a larger number of firms.

                Comparison of Five-Year Cumulative Total Returns
                      Performance Graph for FX Energy, Inc.
                      (Including data to December 31, 2005)

                                [GRAPHIC OMITTED]

         The plot points for the preceding graph are detailed in the following table:

                                [GRAPHIC OMITTED]

AUDIT COMMITTEE REPORT

         The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the Annual Report and filed with the Securities and Exchange Commission. The Audit Committee also reviewed the unaudited financial statements filed with the Company's quarterly reports on Form 10-Q.

         The Committee discussed with management and the independent registered public accountants regarding the acceptability and the quality of the accounting principles used in the financial statements. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, the reasonableness of the significant judgments and management decisions made in developing the financial statements, and the independent registered public accountants' evaluation of the Company's internal controls. In addition, the Audit Committee has discussed with the independent registered public accountants their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

         The Audit Committee has also discussed issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company's independent registered public accountants with the Company management and its independent registered public accountants.

         The Audit Committee also discussed with management the Company's disclosure controls and procedures and the certifications by the Company's Chief Executive Officer and Chief Financial Officer, which are required by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the Securities and Exchange Commission. During 2005, the Company did not engage PricewaterhouseCoopers LLP to perform any management or financial information systems design consulting services.

         Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

         The foregoing report has been furnished by:   Arnold S. Grundvig, Jr.,
                                                         Chairman
                                                       Dennis B. Goldstein
                                                       David L. Worrell

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     Audit Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2005, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $220,935. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2004, for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year, and for reviews of registration statements and for assistance with the Securities and Exchange Commission's review of the Company's prior year financial statements were $254,713.

     Audit Related Fees

         PricewaterhouseCoopers LLP did not bill the Company for any professional services that were reasonably related to the performance of the audit or review of financial statements for either the fiscal year ended December 31, 2005, or the fiscal year ended December 31, 2004, that are not included under Audit Fees above.

     Tax Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for domestic and international tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2005, and December 31, 2004, were $92,705 and $14,888, respectively.

     All Other Fees

         PricewaterhouseCoopers LLP did not perform any services for the Company or charge any fees other than the services described above under "Audit Fees" and "Tax Fees" for either the fiscal year ended December 31, 2005, or the fiscal year ended December 31, 2004.

         The engagements of PricewaterhouseCoopers LLP to perform all of the above-described services were approved by the Audit Committee before the Company entered into the engagements, and the policy of the Audit Committee is to require that all services performed by the independent registered public accountants be preapproved by the Audit Committee before the services are performed.

OTHER MATTERS

         Management does not know of any business other than that referred to herein that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

         In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending the meeting.

                                              By Order of the Board of Directors

                                              FX ENERGY, INC.


Salt Lake City, Utah
May 14, 2006                                  Scott J. Duncan, Secretary

                                      PROXY
                                 FX ENERGY, INC.

Annual Meeting of the Stockholders of         (This Proxy Is Solicited on Behalf
FX Energy, Inc. on June 14, 2006                                 of the Company)

         The undersigned hereby appoints David N. Pierce and Scott J. Duncan proxies, and each of them, with full power of substitution, to vote all shares of common stock of FX ENERGY, INC. (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held in the Ponderosa Room at Little America Hotel, 500 South Main Street, Salt Lake City, Utah, on June 14, 2006, at 10:00 a.m., local time, or any adjournment(s) thereof, such proxies being directed to vote as specified below. If no instructions are specified, such proxy will be voted "FOR" each proposal.

         To vote in accordance with the Board of Directors' recommendations, sign below. The "FOR" boxes may, but need not, be checked. To vote against any of the recommendations, check the appropriate box marked "AGAINST" below. To withhold authority for the proxies to vote for any of the recommendations, check the appropriate box(es) marked "WITHHOLD AUTHORITY" below.

         The Board of Directors recommends votes "FOR" the following proposals, each of which has been proposed by the Board of Directors:

         1. To elect each of the following nominees to serve as a director for a term expiring at the 2009 Annual Meeting of the Stockholders of the Company and until a successor is elected and qualified. To withhold your vote for any individual nominee, strike a line through such nominee's name.

                      Jerzy B. Maciolek                      Richard Hardman

         2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2006 fiscal year.

                  FOR [ ]        AGAINST [ ]          WITHHOLD AUTHORITY [ ]

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment (s) thereof.

                  FOR [ ]        AGAINST [ ]          WITHHOLD AUTHORITY [ ]

Please print your name and sign exactly as your name appears in the records of the Company. When shares are held by joint tenants, both should sign.

Dated:___________________________


_______________________________________      ___________________________________
Signature                                    Signature (if held jointly)

_______________________________________      ___________________________________
Print Name                                   Print Name

PLEASE MARK, SIGN, DATE, AND
RETURN THIS PROXY TO:                        FX ENERGY, INC.
                                             3006 HIGHLAND DRIVE, SUITE 206
                                             SALT LAKE CITY, UTAH  84106
                                             FACSIMILE: (801) 486-5575